SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 9, 1998
                                                  -------------

                              Datatec Systems, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                     0-20688          94-2914253
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                   20C Commerce Way, Totowa, New Jersey 07512
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (973) 890-4800


                                       N/A
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         (Former name or former address, if changed since last report.)

         ITEM 5.           OTHER EVENTS.

         On March 9, 1998 the Registrant entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with David H. Tobey and Computer-Aided Software Integration, Inc. ("CASI"). Pursuant to the terms of the Stock Purchase Agreement, the Registrant purchased the remaining 20% interest in CASI from David Tobey for an aggregate purchase price of $2,255,247. Prior to the consummation of this transaction, the Registrant owned 80% of the outstanding capital stock of CASI.

                  For additional information concerning the transaction, reference is made to the news release and the Stock Purchase Agreement, which are incorporated herein by reference and are attached hereto as Exhibits 99.1 and 99.2, respectively.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)  Exhibits:

         99.1              News Release of Datatec Systems, Inc. dated March 10,
                           1998.

         99.2 Stock Purchase Agreement dated March 9, 1998 by and among David H. Tobey, Datatec Systems, Inc. and Computer-Aided Software Integration, Inc., which includes the form of Convertible Promissory Note as Exhibit A, the form of Registration Rights Agreement as Exhibit B, and the form of Non-Competition Agreement as Exhibit C.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           DATATEC SYSTEMS, INC.


                                           By: /s/ James Caci
                                               ----------------------
                                              James Caci
                                              Chief Financial Officer


DATE:  March 19, 1998


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
EXHIBIT INDEX                                                       PAGE NO.

99.1                         News Release of Datatec Systems, Inc.       5
                             dated March 10, 1998.

99.2                         Stock Purchase Agreement dated March 9,     6
                             1998 by and among David H. Tobey,
                             Datatec Systems, Inc. and Computer-
                             Aided Software Integration, Inc.





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